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Exhibit 99.5

Consent of Independent Registered Public Accounting Firm

        We consent to the incorporation by reference in the following joint registration statements of Vornado Realty Trust and Vornado Realty L.P.:

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  Registration Statement Nos. 333-29013 and 333-29013-01 on Form S-3

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  Registration Statement Nos. 333-40787 and 333-40787-01 on Form S-3

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  Registration Statement Nos. 333-108138 and 333-108138-01 on Form S-3

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  Registration Statement Nos. 333-122306 and 333-122306-01 on Form S-3

of our report dated April 28, 2005, with respect to the consolidated financial statements of Toys "R" Us, Inc., included in the Form 8-K/A of Vornado Realty L.P. dated July 21, 2005, filed with Securities and Exchange Commission.

/s/ Ernst & Young LLP

New York, New York
October 5, 2005

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  Exhibit 99.5
Consent of Independent Registered Public Accounting Firm